Exhibit 99.2

Certification

Pursuant to 18 U.S.C. Section 1350, the undersigned officer of FirstMerit Corporation (the “Corporation”), hereby certifies that the Corporation’s Form 10-K for the year ended December 31, 2002, as amended by Form 10-K/A (Amendment No. 1) (the “Report”), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated: March 13, 2003	By:	/s/ Terrence E. Bichsel Terrence E. Bichsel Executive Vice President and Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.